NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN


The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:
That I have counted and recorded the vote cast at the meeting on the resolution electing twelve Trustees of the Trust, as specified in the
Proxy Statement, and that the shares of the Trust were voted as follows with respect to such resolution:
			WITHHOLD AUTHORITY
	NAME    FOR                TO VOTE FOR
Charles E. Allen        2,138,729,130.919       92,222,591.197
Paula H. J. Cholmondeley        2,135,918,696.100       95,033,026.016
C. Brent DeVore 2,138,436,995.384       92,514,726.732
Robert M. Duncan        2,136,889,456.052       94,062,266.064
Joseph J. Gasper        2,138,514,787.569       92,436,934.547
Barbara Hennigar        2,137,875,458.159       93,076,263.957
Paul J. Hondros 2,138,746,547.369       92,205,174.747
Thomas J. Kerr IV       2,137,051,345.221       93,900,376.895
Douglas F. Kridler      2,138,294,939.048       92,656,783.068
Dimon R. McFerson       2,136,835,894.973       94,115,827.143

Arden L. Shisler        2,136,689,412.721       94,262,309.395

David C. Wetmore        2,138,810,338.132       92,141,383.984




Dated: July 26, 2000    ______________________________
	James F. Laird, Jr.

NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN

The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:

That I have counted and recorded the vote cast at the meeting on the resolution ratifying the selection of auditors, and that the shares of the Trust were voted as follows with respect to such resolution:

	SERIES  FOR     AGAINST ABSTAIN TOTAL
Total Return Fund       108,802,166.729 1,482,728.737   5,728,325.707
117,013,221.173
Capital Appreciation Fund       32,747,212.259  387,621.016
1,503,412.460   34,638,425.735
Government Bond Fund    60,777,310.377  563,206.863     2,741,497.733
64,082,014.946
Money Market Fund       1,828,840,363.065       19,879,236.326
70,677,016.188  1,919,396,615.579
Small Company Fund      28,139,467.295  560,999.774     1,597,627.960
30,298,095.029
Income Fund     942,602.552     0.000   0.000   942,602.552
Mid Cap Index Fund      2,458,535.972   26,752.058      147,669.710
2,632,957.740
Global 50 Fund  5,133,543.024   27,526.031      219,824.786
5,380,893.841
Small Cap Growth Fund   1,775,422.676   4,489.764       168,178.364
1,948,090.804
Small Cap Value Fund    16,139,673.304  212,191.478     756,202.758
17,108,067.540
Multi Sector Bond Fund  8,727,212.613   53,932.520      313,767.530
9,094,912.663
Balanced Fund   7,759,053.202   10,471.906      445,200.170
8,214,725.278
High Income Bond Fund   6,762,963.044   24,595.843      259,780.136
7,047,339.023
Equity Income Fund      2,651,408.669   16,989.175      157,144.139
2,825,541.983
Strategic Value Fund    2,442,171.277   12,285.715      134,840.524
2,589,297.516
Strategic Growth Fund   8,181,063.298   40,321.322      517,716.094
8,739,100.714
All sixteen Funds       2,122,280,169.29        23,281,208.528
83,928,204.259  2,203,683,432.06


Dated:  July 26, 2000   ______________________________
	James F. Laird, Jr.

NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN

The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:
That I have counted and recorded the vote cast at the meeting on the resolution approving the amendment to the Trust's Amended Declaration of Trust (to permit Board of Trustees issuance of multiple classes of shares of each fund), and that the shares of the Trust were voted as follows with respect to such resolution:

	SERIES  FOR     AGAINST ABSTAIN TOTAL
Total Return Fund       99,580,357.441  9,714,176.808   7,718,686.924
116,013,221.173
Capital Appreciation Fund       30,032,428.325  2,585,050.487
2,020,946.923   34,638,245.735
Government Bond Fund    55,859,062.681  4,215,093.037   4,007,859.228
64,082,014.946
Money Market Fund       1,629,078,516.013       166,043,945.222
124,274,154.344 1,919,396,615.579
Small Company Fund      25,080,578.500  2,854,071.892   2,363,444.637
30,298,095.029
Income Fund     942,602.552     0.000   0.000   942,602.552
Mid Cap Index Fund      2,321,848.828   152,477.022     158,631.890
2,632,957.740
Global 50 Fund  3,358,049.692   1,741,773.046   281,071.103
5,380,893.841
Small Cap Growth Fund   1,640,751.049   128,907.093     178,432.662
1,948,090.804
Small Cap Value Fund    14,819,197.343  1,190,441.039   1,098,429.158
17,108,067.540
Multi Sector Bond Fund  6,290,021.845   2,299,090.890   505,799.928
9,094,912.663
Balanced Fund   7,171,605.446   407,448.213     635,671.619     8,214,725.278
High Income Bond Fund   6,347,879.138   370,831.034     328,628.851
7,047,339.023
Equity Income Fund      2,538,919.605   108,427.791     178,194.587
2,825,541.983
Strategic Value Fund`   2,171,555.058   252,897.684     164,844.774
2,589,297.516
Strategic Growth Fund   7,338,894.165   621,655.584     778,550.965
8,739,100.714
All sixteen Funds       1,894,572,267.61        192,686,286.842
144,693,347.593 2,230,951,722.06


Dated:  July 26, 2000   ______________________________
	James F. Laird, Jr.

NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN

The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:
That I have counted and recorded the vote cast at the meeting on the resolution approving the amendment to the fundamental policy regarding making loans for each of the Funds of the Trust, and that the shares of the Trust were voted as follows with respect to such resolution:

	SERIES  FOR     AGAINST ABSTAIN TOTAL
Total Return Fund       101,513,913.006 5,842,103.088   8,657,205.079
116,013,221.173
Capital Appreciation Fund       30,551,705.588  1,630,125.082
2,456,415.065   34,638,245.735
Government Bond Fund    56,964,177.089  2,428,040.820   4,689,797.037
64,082,014.946
Money Market Fund       1,691,991,805.880       102,324,572.972
125,080,236.727 1,919,396,615.579
Small Company Fund      25,903,249.297  1,677,240.140   2,717,605.592
30,298,095.029
Income Fund     942,602.552     0.000   0.000   942,602.552
Mid Cap Index Fund      2,378,357.112   89,513.190      165,087.438
2,632,957.740
Global 50 Fund  3,444,506.194   1,612,827.097   323,560.550
5,380,893.841
Small Cap Growth Fund   1,694,070.197   60,484.198      193,536.409
1,948,090.804
Small Cap Value Fund    15,058,024.977  832,361.376     1,217,681.187
17,108,067.540
Multi Sector Bond Fund  6,347,591.418   2,161,347.604   585,973.641
9,094,912.663
Balanced Fund   7,170,372.204   327,861.408     716,491.666
8,214,725.278
High Income Bond Fund   6,511,306.246   185,923.387     350,109.390
7,047,339.023
Equity Income Fund      2,487,382.345   59,171.871      278,987.767
2,825,541.983
Strategic Value Fund    2,149,891.323   134,358.456     305,047.737
2,589,297.516
Strategic Growth Fund   7,478,240.825   353,914.528     906,945.361
8,739,100.714



Dated:  July 26, 2000   ______________________________
	James F. Laird, Jr.

NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN

The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:
That I have counted and recorded the vote cast at the meeting on the resolution approving the amendment to the fundamental policy regarding borrowing money and issuing senior securities of each of the Funds, and that the shares of the Trust were voted as follows with respect to such resolution:

	SERIES  FOR     AGAINST ABSTAIN TOTAL
Total Return Fund       101,712,630.574 5,655,106.073   8,645,484.526
116,013,221.173
Capital Appreciation Fund       30,598,146.191  1,659,645.051
2,380,454.493   34,638,245.735
Government Bond Fund    56,823,741.731  2,544,214.112   4,714,059.103
64,082,014.946
Money Market Fund       1,699,907,537.824       95,921,258.935
123,567,818.820 1,919,396,615.579
Small Company Fund      25,772,874.172  1,744,392.695   2,780,828.162
30,298,095.029
Income Fund     942,602.552     0.000   0.000   942,602.552
Mid Cap Index Fund      2,388,393.015   79,101.751      165,462.974
2,632,957.740
Global 50 Fund  3,437,239.029   1,620,778.487   322,876.325
5,380,893.841
Small Cap Growth Fund   1,670,810.094   69,433.649      207,847.061
1,948,090.804
Small Cap Value Fund    15,043,925.778  818,109.108     1,246,032.654
17,108,067.540
Multi Sector Bond Fund  6,367,479.723   2,149,055.302   578,377.638
9,094,912.663
Balanced Fund   7,167,618.280   307,575.466     739,531.532
8,214,725.278
High Income Bond Fund   6,530,379.552   182,403.254     334,556.217
7,047,339.023
Equity Income Fund      2,494,458.804   51,031.948      280,051.231
2,825,541.983
Strategic Value Fund    2,179,455.368   102,594.492     307,247.656
2,589,297.516
Strategic Growth Fund   7,459,894.051   359,307.418     919,899.245
8,739,100.714


Dated:  July 26, 2000   ______________________________
	James F. Laird, Jr.

NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN

The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:
That I have counted and recorded the vote cast at the meeting on the resolution approving the amendment to the fundamental policy regarding commodities and commodities contracts for each of the Funds, and that the shares of the Trust were voted as follows with respect to such resolution:

	SERIES  FOR     AGAINST ABSTAIN TOTAL
Total Return Fund       101,735,001.188 5,464,087.618   8,814,132.367
116,013,221.173
Capital Appreciation Fund       30,645,967.912  1,553,573.933
2,438,703.890   34,638,245.735
Government Bond Fund    56,866,656.443  2,370,367.954   4,844,990.549
64,082,014.946
Money Market Fund       1,698,786,856.141       93,653,164.396
126,956,595.042 1,919,396,615.579
Small Company Fund      25,865,433.644  1,704,705.502   2,727,955.883
30,298,095.029
Income Fund     942,602.552     0.000   0.000   942,602.552
Mid Cap Index Fund      2,369,670.885   102,332.484     160,954.371
2,632,957.740
Global 50 Fund  4,919,785.145   141,111.816     319,996.880
5,380,893.841
Small Cap Growth Fund   1,685,378.034   63,315.835      199,396.935
1,948,090.804
Small Cap Value Fund    15,015,674.856  800,892.558     1,291,500.126
17,108,067.540
Multi Sector Bond Fund  8,270,820.947   229,193.305     594,898.411
9,094,912.663
Balanced Fund   7,197,332.280   316,462.938     700,930.060
8,214,725.278
High Income Bond Fund   6,506,563.893   197,138.043     343,637.087
7,047,339.023
Equity Income Fund      2,486,864.605   59,227.142      279,450.236
2,825,541.983
Strategic Value Fund    2,186,104.641   97,463.706      305,729.169
2,589,297.516
Strategic Growth Fund   7,513,089.329   296,642.189     929,369.196
8,739,100.714


Dated:  July 26, 2000   ______________________________
	James F. Laird, Jr.

NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN

The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:
That I have counted and recorded the vote cast at the meeting on the resolution approving the amendment of the fundamental policies of each of the Funds of the Trust regarding real estate, and that the shares of the Trust were voted as follows with respect to such resolution:

	SERIES  FOR     AGAINST ABSTAIN TOTAL
Total Return Fund       102,096,879.638 5,097,333.984   8,819,007.551
116,013,221.173
Capital Appreciation Fund       30,813,541.298  1,409,766.148
2,414,938.289   34,638,245.735
Government Bond Fund    57,286,706.425  2,032,337.807   4,762,970.714
64,082,014.946
Money Market Fund       1,698,683,406.652       87,614,090.655
133,099,118.272 1,919,396,615.579
Small Company Fund      25,769,318.081  1,801,772.805   2,727,004.143
30,298,095.029
Income Fund     942,602.552     0.000   0.000   942,602.552
Mid Cap Index Fund      2,400,647.920   72,260.643      160,049.177
2,632,957.740
Global 50 Fund  4,970,587.235   92,571.864      317,734.742
5,380,893.841
Small Cap Growth Fund   1,674,050.400   60,930.031      213,110.373
1,948,090.804
Small Cap Value Fund    15,058,687.411  758,711.353     1,290,668.776
17,108,067.540
Multi Sector Bond Fund  8,332,595.713   177,906.565     584,410.385
9,094,912.663
Balanced Fund   7,161,698.766   339,025.013     714,001.499
8,214,725.278
High Income Bond Fund   6,541,004.789   170,757.511     335,576.723
7,047,339.023
Equity Income Fund      2,481,721.657   61,110.146      282,710.180
2,825,541.983
Strategic Value Fund    2,177,875.577   95,890.988      315,530.951
2,589,297.516
Strategic Growth Fund   7,552,173.990   259,344.535     927,582.189
8,739,100.714


Dated:  July 26, 2000   ______________________________
	James F. Laird, Jr.

NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN

The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:
That I have counted and recorded the vote cast at the meeting on the resolution adopting a fundamental policy for each of the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund regarding underwriting securities, and that the shares of such Funds of the Trust were voted as follows with respect to such resolution:

	SERIES  FOR     AGAINST ABSTAIN TOTAL
Total Return Fund       104,960,633.119 3,266,954.802   7,785,633.252
116,013,221.173
Capital Appreciation Fund       31,665,672.157  840,242.680
2,132,330.898   34,638,245.735
Government Bond Fund    58,614,166.340  1,326,761.754   4,141,086.852
64,082,014.946
Money Market Fund       1,743,189,146.633       66,506,422.045
109,701,046.901 1,919,396,615.579


Dated:  July 26, 2000   ______________________________
	James F. Laird, Jr.

NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN

The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:
That I have counted and recorded the vote cast at the meeting on the resolution adopting a fundamental policy for each of the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund regarding concentration, and that the shares of such Funds of the Trust were voted as follows with respect to such resolution:

	SERIES  FOR     AGAINST ABSTAIN TOTAL
Total Return Fund       105,386,776.898 3,070,121.371   7,556,322.904
116,013,221.173
Capital Appreciation Fund       31,644,513.570  862,529.680
2,131,202.485   34,638,245.735
Government Bond Fund    58,508,068.659  1,349,477.929   4,224,468.358
64,082,014.946
Money Market Fund       1,749,028,133.585       57,539,261.139
112,829,220.855 1,919,396,615.579


Dated:  July 26, 2000   ______________________________
	James F. Laird, Jr.

 NATIONWIDE SEPARATE ACCOUNT TRUST
REPORT OF CHAIRMAN

The undersigned Chairman of the Meeting, appointed to act as such at the Annual Meeting of Shareholders held at 215 South Front Street, Lower Level, Room G, Columbus, Ohio at 10:00 A.M., EDST, on Wednesday, July 26, 2000, hereby certifies as follows:
That I have counted and recorded the vote cast at the meeting on the resolution authorizing the Board of Trustees to appoint, replace or terminate subadvisers recommended by Villanova Mutual Fund Capital Trust or amend the terms of any subadvisory agreement for the Strategic Value Fund without shareholder approval, and that the shares of the Trust were voted as follows with respect to such resolution:
	SERIES  FOR     AGAINST ABSTAIN TOTAL
Strategic Value Fund    2,197,155.822   137,310.107     254,831.587
2,589,297.516


Dated:  July 26, 2000   ______________________________
	James F. Laird, Jr.






































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